SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2004

INTERACTIVE DATA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-20311	13-3668779
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification Number)
incorporation or organization)

22 Crosby Drive
Bedford, Massachusetts 01730
(Address of registrant’s principal executive offices, including zip code)

(781) 687-8500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 8.01.  Other Events.

Item 9.01.  Financial Statements and Exhibits.

SIGNATURE

EX-99.1  Press Release of Interactive Data Corporation dated September 28, 2004

Item 8.01. Other Events

On September 28, 2004, the Company issued a press release announcing that the Board of Directors of the Company has authorized the repurchase by the Company of up to one million shares of its common stock. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

     (c)   Exhibits

Exhibit No.	Description

99.1	Press release of Interactive Data Corporation dated September 28, 2004

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INTERACTIVE DATA CORPORATION (Registrant)

	By:	/s/ Steven G. Crane

Dated: September 28, 2004		Steven G. Crane Executive Vice President and Chief Financial Officer

Exhibits.

Exhibit Number	Description

99.1	Press Release of Interactive Data Corporation dated September 28, 2004

4